Exhibit (a)(2)


                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                       AMERICAN NATIONAL BANKSHARES INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 9, 1997

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YOUR PROMPT ATTENTION TO THIS OFFER IS REQUESTED.  THE OFFER, PRORATION PERIOD
AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, MAY 8, 1997, UNLESS THE OFFER IS EXTENDED.
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                 TO:  AMERICAN NATIONAL BANK AND TRUST COMPANY

BY HAND:                 BY OVERNIGHT COURIER:    BY MAIL:
628 Main Street          628 Main Street          P. O. Box 191
Danville, Virginia 24541 Danville, Virginia 24541 Danville, Virginia 24543-0191
                         (804) 773-2220

          Delivery of this instrument and all other documents to the address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

                         PLEASE READ THE ENTIRE LETTER
            OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS,
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

          This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by American National Bank and Trust Company (the "Depositary") at The Depository Trust Company or The Philadelphia Depository Company (each, a "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. See Instruction 2.



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                                   DESCRIPTION OF SHARES TENDERED
                                     (SEE INSTRUCTIONS 3 AND 4)
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NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                  TENDERED CERTIFICATES
(PLEASE USE PREADDRESSED LABEL OR FILL IN               (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)
EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S)
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
                                                        CERTIFICATE      NO. OF       NO. OF SHARES
                                                        NUMBER(S)     SHARES*         TENDERED**
                                                        --------------------------------------------

                                                        --------------------------------------------

                                                        --------------------------------------------

                                                        --------------------------------------------
                                                        TOTAL SHARES
                                                        TENDERED

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Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration.  (Attach additional list if necessary.)***
See Instruction 9
1st:                    2nd:                    3rd:
4th:                    5th:                    6th:

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*    Does not need to be completed if Shares are tendered by book-entry transfer.

** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

*** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.
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                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

     Shareholders who desire to tender Shares pursuant to the Offer (as defined below) and who cannot deliver their certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.


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[  ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK ENTRY-TRANSFER FACILITY
AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution:
                                      ------------------------------------------

            Account Number:
                           -----------------------------------------------------

            Transaction Code Number:
                                    --------------------------------------------

[  ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
     TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Holder(s):
                                        ----------------------------------------

        Date of Execution of Notice of Guaranteed Delivery:
                                                           ---------------------

        Name of Institution which Guaranteed Delivery:
                                                      --------------------------

        Give Account Number if Delivered by Book-Entry Transfer:
                                                                ----------------

        Account Number:
                       ---------------------------------------------------------


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                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 8)

[ ] check here if tender of Shares is conditional on the Company purchasing all or a minimum number of the tendered Shares and complete the following:

     Minimum number of Shares to be sold:
                                         ---------------------------------------

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--------------------------------------------------------------------------------
                                FIDUCIARY SHARES
                              (SEE INSTRUCTION 8)

[  ] check here if undersigned is a fiduciary tendering Fiduciary Shares
     (defined in Instruction 8) subject to obtaining Fiduciary Approval (defined in Instruction 8)
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                                       2

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

TO: AMERICAN NATIONAL BANK AND TRUST COMPANY

     The undersigned hereby tenders to American National Bankshares Inc., a Virginia corporation (the "Company"), the above described shares of the Company's common stock, $1.00 par value per share (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated April 9, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

        (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

        (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

        (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

        (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

            (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

            (ii) such tender of Shares complies with Rule 14e-4;

        (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

        (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

        (d) the undersigned has read and agrees to all of the terms of the Offer.

     All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not in excess of $27.00 nor less than $25.00 per Share) net to the seller in cash (the "Purchase Price") that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $.125) specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 250,000 Shares (or such lesser number of Shares as are properly tendered at prices not in excess of $27.00 nor less than $25.00 per Share) pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn prior to the Expiration Date will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and Shares not purchased because of proration or conditional tender.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

The check for the aggregate Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

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        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
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                               CHECK ONLY ONE BOX

            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES


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                      SHARES TENDERED AT PRICE DETERMINED
                               BY TERMS OF OFFER



[ ] By checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the shareholder hereby tenders Shares and indicates his or her willingness to accept the Purchase Price resulting from the modified Dutch Auction tender process under the terms of the Offer, resulting in the shareholder receiving a price per Share of as low as $25.00 or as high as $27.00.

                                       OR

               SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER

By checking one of the boxes below INSTEAD OF THE BOX ABOVE, the shareholder hereby tenders Shares at the price checked below. This action could result in none of the shareholder's shares being purchased if the Purchase Price for the Shares is less than the price checked.

Price (in dollars) per Share at which Shares are being tendered.



[ ] $25.000   [ ] $25.500    [ ] $26.000   [ ] $26.375   [ ] $26.750
[ ] $25.125   [ ] $25.625    [ ] $26.125   [ ] $26.500   [ ] $26.875
[ ] $25.250   [ ] $25.750    [ ] $26.250   [ ] $26.625   [ ] $27.000
[ ] $25.375   [ ] $25.875


(SHAREHOLDERS WHO DESIRE TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED.)


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    SPECIAL PAYMENT INSTRUCTIONS                                     SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)                               (SEE INSTRUCTIONS 1, 4, 6, 7 AND 10)
  To be completed ONLY if certificates                          To be completed ONLY if certificates
for Shares not tendered or not purchased                       for Shares not tendered or not purchased
and/or any check for the aggregate Purchase                    and/or any check for the aggregate Purchase
Price of Shares purchased are to be issued                     Price of Shares purchased, issued in the name
in the name of and sent to someone other                       of the undersigned, are to be mailed to someone
than the undersigned.                                          other than the undersigned, or to the undersigned
                                                               at an address other than that shown above.


Issue:
[ ]  Check to:
[ ]  Certificates to:                                          Issue:
                                                               [ ]  Check to:
Name(s):                                                       [ ]  Certificates to:
        ----------------------------------------
             (Please Print)
                                                               Name(s):
Address:                                                                ----------------------------------------
                                                                             (Please Print)
        ----------------------------------------
                                                               Address:
------------------------------------------------                       -----------------------------------------
                                                  (Zip Code)
                                                               -------------------------------------------------
------------------------------------------------                                                                (Zip Code)
(Taxpayer Identification or Social Security No.)
------------------------------------------------------------   -------------------------------------------------

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                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)
               (PLEASE COMPLETE AND RETURN THE ENCLOSED FORM W-9)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)



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                                    Signature(s) of Owner(s)
--------------------------------------------------------------------------------

Dated: ____________________1997

Name(s):
        ------------------------------------------------------------------------
                                         (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                                         (Include Zip Code)

Area Code(s) and
Telephone Number(s):
                    ------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                         (See Instructions 1, 6 and 10)

Name of Firm:
             -------------------------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                           (Please Print)

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                                         (Include Zip Code)

Area Code and
Telephone Number:
                 ---------------------------------------------------------------

Dated:                                           , 1997
      -------------------------------------------
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                                       7

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1.  GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

        (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

        (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States (each such entity, an "Eligible Institution").

    In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. Shareholders may tender some or all of their Shares. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

    Shareholders who desire to tender Shares pursuant to the Offer and whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

    5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which he or she is tendering Shares, or indicate that they are willing to sell their shares at any price within the foregoing range, under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. By checking the appropriate box therein, the shareholder may either
(a) accept the price per Share determined pursuant to the terms of the Offer, in which case the price per Share that the shareholder will receive may be as low as $25.00 or as high as $27.00, or (b) designate the price per Share at which he or she is tendering Shares, in which case the shareholder will receive the Purchase Price per Share determined in accordance with the terms of the Offer if the price so designated by the shareholder does not exceed the Purchase Price. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

    6.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

        (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

        (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

        (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or their certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. See Instruction 1.

        (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

    7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

        (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

        (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

        (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

    8.  CONDITIONAL TENDERS AND FIDUCIARY SHARES.

        (a) Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such Conditionally Tendered Shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. Conditional tenders will be selected by lot only from shareholders who tender all of their Shares. All tendered Shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available so that a shareholder may assure that the purchase of Shares from the shareholder pursuant to the Offer will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. It is the tendering shareholder's responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

    IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND THEREBY DEEMED WITHDRAWN.

        (b) Fiduciary Shares. As described in Section 1 of the Offer to Purchase, certain Shares of the Company are held by American National Bank and Trust Company, a wholly-owned federally chartered bank subsidiary of the Company (the "Bank"), in a fiduciary capacity (either alone or jointly with others, as the case may be) in connection with the trust business conducted by the Bank. Applicable law provides that the sale of trust or fiduciary property by a bank, acting as a fiduciary for such trust or estate, in a transaction with such bank or an affiliate of such bank shall be a breach of trust and voidable at the election of any beneficiary or successor trustee unless such transaction is approved by, among other things, appropriate court order (hereinafter referred to as "Fiduciary Approval"). The process necessary to obtain such court approval in Virginia is generally known as an "Aid and Guidance Action." Any Shares tendered by any such trust or estate (collectively, "Fiduciary Shares") pursuant to the Offer may be made subject to such trust or estate obtaining Fiduciary Approval. All tendered Shares shall be deemed tendered without being subject to obtaining Fiduciary Approval unless the "Fiduciary Shares" box is completed. In the event that the applicable Fiduciary Approval is obtained before the time that the other Shares tendered are accepted for payment and purchased in accordance with the terms of the Offer, the Fiduciary Shares to which the Fiduciary Approval applies will be accepted for payment and purchased at the same time as other Shares tendered, all in accordance with the terms of the Offer. In the event that the applicable Fiduciary Approval is not obtained before the time that other Shares tendered are accepted for payment and purchased in accordance with terms of the Offer, then, subject to the requirements of Rule 13e-4 under the Exchange Act, the Depositary will retain such Fiduciary Shares while the applicable Aid and Guidance Action is pending and the Company will accept for payment and purchase such Fiduciary Shares as soon as practical after the applicable Fiduciary Approval is obtained, all in accordance with the terms of the Offer. In the event that the Aid and Guidance Action is terminated without obtaining Fiduciary Approval or if Fiduciary Approval is denied, such Fiduciary Shares to which such Aid and Guidance Action applies will not be purchased by the Company pursuant to the Offer and, in such event, will be returned to the tendering shareholders at the Company's expense as promptly as practicable following such termination or denial.

    ALL PRORATIONS REQUIRED UNDER THE TERMS OF THE OFFER WILL BE MADE ASSUMING THAT ALL FIDUCIARY SHARES WILL BE PURCHASED. IN THE EVENT THAT ANY SUCH FIDUCIARY SHARES ARE NOT PURCHASED BECAUSE THE APPLICABLE FIDUCIARY APPROVAL WAS NOT OBTAINED, OR SUCH

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



    FIDUCIARY SHARES WERE WITHDRAWN, AFTER THE TIME AT WHICH OTHER SHARES WERE ACCEPTED FOR PAYMENT AND PURCHASED PURSUANT TO THE TERMS OF THE OFFER, SUCH PRORATION WILL NOT BE ADJUSTED OR OTHERWISE AFFECTED.

    9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. See Sections 1 and 14 of the Offer to Purchase.

    10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.

    11. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Company or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

    13. FORM W-9 AND FORM W-8. Shareholders other than corporations and certain foreign persons may be subject to backup federal income tax withholding. Each tendering shareholder who does not otherwise establish to the satisfaction of the Depositary an exemption from backup federal income tax withholding is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Form W-9, which is provided with this Letter of Transmittal. For an individual, his or her TIN will generally be his or her social security number. Failure to provide the information requested or to make the certification on the Form W-9 may subject the tendering shareholder to 31% backup federal income tax withholding on the payments made to or for the shareholder with respect to Shares purchased pursuant to the Offer. Failing to furnish a correct TIN may subject the shareholder to a $50.00 penalty imposed by the Internal Revenue Service. Providing false information may result in additional penalties. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. Shareholders who are foreign persons should submit Form W-8 to certify that they are exempt from backup withholding. Form W-8 may be obtained from the Depositary.

    14. WITHHOLDING ON FOREIGN SHAREHOLDERS. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or his agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. In order to obtain an exemption from or a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the Depositary a properly completed Form 1001. For this purpose, a foreign shareholder is a shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed Form 4224. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., Form 1001 or Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets one of the tests for sale treatment described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign shareholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

                        THE DEPOSITARY FOR THE OFFER IS:

                    AMERICAN NATIONAL BANK AND TRUST COMPANY

BY HAND:                 BY OVERNIGHT COURIER:    BY MAIL:
628 Main Street          628 Main Street          P. O. Box 191
Danville, Virginia 24541 Danville, Virginia 24541 Danville, Virginia 24543-0191
                         (804) 773-2220


                      THE DEALER MANAGER FOR THE OFFER IS:


                           SCOTT & STRINGFELLOW, INC.
                              909 East Main Street
                           Richmond, Virginia  23219

                            (800) 552-7757 ext. 230
                              G. Jacob Savage III


IMPORTANT: This Letter of Transmittal or a facsimile hereof (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received prior to 5:00 p.m., New York City time, on the Expiration Date. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.



                       AMERICAN NATIONAL BANKSHARES INC.

                               Carolyn H. Compton
                                 (804) 773-2220

                                  David Hyler
                                 (804) 773-2242

                               Charles H. Majors
                                 (804) 773-2219

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